UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2003

___________________________________________

LEFT RIGHT MARKETING TECHNOLOGY, INC.

(Exact name of registrant as specified in charter)

__________________________________________

Delaware	0-9047	02-0314487
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)
6600 Amelia Earhart Court
Las Vegas, Nevada	89119
(Address of Principal Executive Office)	(Zip Code)

(702) 260-9305

(Registrant's Executive Office Telephone Number)

ITEM 5. OTHER EVENTS

Press Release

        On October 28, 2003, the Registrant issued a press release announcing the re-launch of Crazy Grazer LLC's e-commerce site, CrazyGrazer.com an online shopping mall with its web store environment being upgraded and hundreds of leading brands and in-demand products being added. A copy of the press release is attached hereto as Exhibit 99.

        The Registrant entered into a binding letter of intent with Crazy Grazer LLC on September 29, 2003 and anticipated completion of a definitive agreement by mid-October. Due to Crazy Grazer devoting the majority of its time in upgrading CrazyGrazer.com and other circumstances, preparation of the definitive agreement was delayed. Now that the website has been upgraded, the Registrant and Crazy Grazer are diligently working towards finalization of the definitive agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

99     Press Release dated October 28, 2003.

______

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                LEFT RIGHT MARKETING TECHNOLOGY, INC.

                                                                                By: /S/Richard M. "Mick" Hall

                                                                                      Richard M. "Mick" Hall, President

Date: October 28, 2003